UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

October 31, 2025
Date of Report (Date of earliest event reported)

DENTSPLY SIRONA Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-16211		39-1434669
(State or other jurisdiction of incorporation)	(Commission File Number)		(IRS Employer Identification No.)

13320 Ballantyne Corporate Place,	Charlotte	North Carolina	28277-3607
(Address of principal executive offices)			(Zip Code)
(844) 848-0137
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	XRAY	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 6, 2025, DENTSPLY SIRONA Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Report”) reporting that the Company had determined that Matthew E. Garth will no longer serve as the Executive Vice President and Chief Financial Officer of the Company effective November 5, 2025 (the “Separation Date”). This Amendment No. 1 on Form 8-K/A amends the Original Report to provide additional information regarding arrangements relating to Mr. Garth’s cessation of service.

On November 7, 2025, the Company entered into a Separation and Release of Claims Agreement with Mr. Garth (the “Separation Agreement”), pursuant to which Mr. Garth will receive (i) separation payments totaling $1,200,000, payable in two installments of $600,000 each, (ii) an amount equal to $32,430 representing twelve months of COBRA premiums for continuation of medical, dental, and vision insurance coverage, (iii) the ability to remain eligible to earn a prorated portion (5/36ths) of the performance restricted share units originally granted to Mr. Garth on May 30, 2025, with such proration based on actual attainment of the performance criteria at the conclusion of the applicable performance period, and (iv) outplacement services for twelve months following the Separation Date. Except for the prorated performance restricted share units described above, all unvested portions of Mr. Garth’s equity awards will be forfeited and canceled for no consideration. Mr. Garth’s receipt of such separation payments and benefits is contingent on his timely execution and nonrevocation of a release of claims and his compliance with his post-termination obligations, including the restrictive covenants set forth in the Separation Agreement. The foregoing description of the Separation Agreement does not purport to be complete and is qualified in its entirety by reference to the text of the Separation Agreement, which is filed as Exhibit 10.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1	Separation and Release of Claims Agreement by and between DENTSPLY SIRONA Inc. and Matthew E. Garth, dated November 7, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         DENTSPLY SIRONA Inc.

By:	/s/ Daniel T. Scavilla
Daniel T. Scavilla
President and Chief Executive Officer

Date: November 7, 2025